UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2016

ADAMS RESOURCES & ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7908	74-1753147
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

17 South Briar Hollow Lane, Houston, Texas		77027
(Address of principal executive offices)		(Zip code)

(713) 881-3600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 18, 2016, the Company held its Annual Meeting of Shareholders for the purpose of electing eight directors and voting on an advisory resolution on executive compensation.  The voting was as follows:

1.	To elect eight directors to serve for the next year and until their successors are elected and qualified.

	Number of Shares
	For	Withheld	Broker Non-Votes
Thomas S. Smith	3,715,556	14,927	-
E. C. Reinauer, Jr.	3,696,764	33,719	-
Townes G. Pressler	3,696,522	33,961	-
Larry E. Bell	3,531,872	198,611	-
Michelle A. Earley	3,716,411	14,072	-
Murray E. Brasseux	3,697,214	33,269	-
Richard C. Jenner	3,716,411	14,072	-
W. R. Scofield	3,716,135	14,348	-

2.           To consider and act upon an Advisory Resolution on Executive Compensation.

Number of Shares

For	Against	Abstain	Broker Non-Votes
3,702,838	22,632	5,013	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMS RESOURCES & ENERGY, INC.

Date: May 18, 2016	By:/s/ Richard B. Abshire
Richard B. Abshire
Chief Financial Officer